Exhibit 24.1

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and John A. Ingleman, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 28, 2008 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of October, 2008.

/s/ Jeffrey W. Green
Jeffrey W. Green

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and John A. Ingleman, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 28, 2008 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of October, 2008.

/s/ W. Thomas Brunberg
W. Thomas Brunberg

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and John A. Ingleman, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 28, 2008 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of October, 2008.

/s/ Archibald Cox, Jr.
Archibald Cox, Jr.

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and John A. Ingleman, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 28, 2008 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of October, 2008.

/s/ Gary D. Henley
Gary D. Henley

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and John A. Ingleman, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 28, 2008 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of October, 2008.

/s/ Russell Huffer
Russell Huffer

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and John A. Ingleman, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 28, 2008 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of October, 2008.

/s/ William T. Monahan
William T. Monahan

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and John A. Ingleman, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 28, 2008 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of October, 2008.

/s/ Richard B. Solum
Richard B. Solum

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun and John A. Ingleman, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 28, 2008 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of October, 2008.

/s/ Thomas R. VerHage
Thomas R. VerHage